                                                                    Exhibit 1(t)

                      TENTH AMENDMENT DATED APRIL 18, 2006

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Janus Adviser Core Equity Fund to "Janus Adviser Fundamental Equity Fund," effective June 30, 2006, and (ii) the liquidation and termination of Janus Adviser Foreign Stock Fund.


                                   SCHEDULE A

Series of the Trust                                      Available Classes
-------------------                                      -----------------

Janus Adviser Balanced Fund                              Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Forty Fund                                 Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Contrarian Fund                            Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Flexible Bond Fund                         Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Fundamental Equity Fund                    Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Large Cap Growth Fund                      Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Growth and Income Fund                     Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser High-Yield Fund                            Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser INTECH Risk-Managed Core Fund              Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund            Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund             Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser International Growth Fund                  Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Long/Short Fund                            Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Mid Cap Growth Fund                        Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Mid Cap Value Fund                         Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Money Market Fund                          Class A Shares
                                                         Class C Shares
                                                         Class S Shares

Janus Adviser Orion Fund                                 Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Small Company Value Fund                   Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Small-Mid Growth Fund                      Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares

Janus Adviser Worldwide Fund                             Class A Shares
                                                         Class C Shares
                                                         Class I Shares
                                                         Class R Shares
                                                         Class S Shares



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